UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 9, 2017, the Registrant issued a press release regarding its fourth quarter and full year 2016 results. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press release dated March 9, 2017

This information in Item 2.02 of this Current Report on Form 8-K, included the press release incorporated in such Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Robert A. Riecker
Controller and Head of Capital Market Activities

Date: March 9, 2017

Exhibit Index

99.1	Press release dated March 9, 2017